UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Dow Inc.

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Your Vote Counts! DOW INC. 2022 Annual Meeting Vote by April 13, 2022 11:59 PM ET You invested in DOW INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 14, 2022. Smartphone Users Vote Now Point your camera here and vote without entering a control number V1.1 For complete information and to vote now, visit www.ProxyVote.com Control # D69104-P66262-Z81792 Vote Virtually at the Meeting* April 14, 2022 8:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/DOW2022 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. DOW INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 2211 H.H. DOW WAY MIDLAND, MI 48674

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D69105-P66262-Z81792 Voting Items Board Recommends 1. Election of Directors Nominees: 1c. Wesley G. Bush 1a. Samuel R. Allen 1d. Richard K. Davis 1b. Gaurdie Banister Jr. 1e. Jerri DeVard 1f. Debra L. Dial 1g. Jeff M. Fettig 1h. Jim Fitterling 1i. Jacqueline C. Hinman 1j. Luis Alberto Moreno 1k. Jill S. Wyant 1l. Daniel W. Yohannes 2. Advisory Resolution to Approve Executive Compensation 4. Stockholder Proposal – Independent Board Chairman NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For For 3. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2022 Against THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.